SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2001

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.    Other Events

Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statements of Income and
Balance Sheets, reporting the Company's results of operations for the second quarter and first six months of 2001, its
financial position as of June 29, 2001, and other key
financial information.

Item 7.    Financial Statements and Exhibits

(c)      Exhibits.

99	Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the second quarter and first six months of 2001 and 2000 (unaudited), financial position as of June 29, 2001 (unaudited) and December 31, 2000, and other key financial information.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: July 23, 2001	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Condensed Consolidated Statements of Income and Balance Sheets of the Company, reporting results of operations for the second quarter and first six months of 2001 and 2000 (unaudited), financial position as of June 29, 2001 (unaudited) and December 31, 2000, and other key financial information.	5